Exhibit 99.1

INVESTOR RELATIONS: John Merriwether, 866-248-3872 InvestorRelations@amctheatres.com MEDIA CONTACTS: Ryan Noonan, (913) 213-2183 rnoonan@amctheatres.com

AMC ENTERTAINMENT HOLDINGS, INC. ANNOUNCES

SENIOR SECURED NOTES OFFERING AND PROPOSED REDEMPTION OF

EXISTING SENIOR SECURED NOTES

LEAWOOD, KANSAS – February 2, 2022: AMC Entertainment Holdings, Inc. (NYSE: AMC) (the “Company,” or “AMC”), announced today that it has commenced an offering of $500.0 million aggregate principal amount of first lien senior secured notes due 2029 (the “Notes”) in a private offering (the “Offering”), subject to market and other conditions. The Notes will be guaranteed on a senior secured basis by each of the Company’s subsidiaries that guarantees indebtedness under the Company’s senior secured credit facilities and existing senior secured notes. The Company intends to use the net proceeds from the sale of the Notes, and cash on hand, to fund the Redemption (as defined below) and to pay related fees, costs, premiums and expenses.

Concurrently with the Offering, and pursuant to the terms of the indenture governing the Company’s $500 million aggregate principal amount of 10.500% Senior Secured First Lien Notes due 2025 (the “Existing Notes”), the Company delivered a conditional notice of redemption to holders of the Existing Notes to redeem in full the Existing Notes (the “Redemption”). The Redemption is conditioned upon, among other requirements, the consummation of the Offering, which shall have resulted in aggregate gross proceeds to the Company of at least $500.0 million. There can be no assurances as to when and if the Offering will be completed or such conditions satisfied, and the Company may waive the conditions at its discretion.

The Notes and related guarantees are being offered only to persons reasonably believed to be qualified institutional buyers in reliance on Rule 144A under the Securities Act of 1933, as amended (the “Securities Act”), and outside the United States, only to non-U.S. investors pursuant to Regulation S. The Notes have not been and will not be registered under the Securities Act or the securities laws of any other jurisdiction and may not be offered or sold in the United States absent an effective registration statement or an applicable exemption from registration requirements or in a transaction not subject to the registration requirements of the Securities Act or any state securities laws.

This press release shall not constitute an offer to sell or the solicitation of an offer to buy any security and shall not constitute an offer, solicitation or sale in any jurisdiction in which such offering, solicitation or sale would be unlawful. This press release is being issued pursuant to and in accordance with Rule 135c under the Securities Act.

This press release does not constitute a notice of redemption of the Existing Notes. Information concerning the terms and conditions of the Redemption is described in the notice of conditional full redemption distributed to holders of the Existing Notes by U.S. Bank Trust Company, National Association, the trustee under the indenture governing the Existing Notes.

About AMC Entertainment Holdings, Inc.

AMC is the largest movie exhibition company in the United States, the largest in Europe and the largest throughout the world with approximately 950 theatres and 10,500 screens across the globe. AMC has propelled innovation in the exhibition industry by: deploying its Signature power-recliner seats; delivering enhanced food and beverage choices; generating greater guest engagement through its loyalty and subscription programs, web site and mobile apps; offering premium large format experiences and playing a wide variety of content including the latest Hollywood releases and independent programming.

Forward-Looking Statements

This communication includes “forward-looking statements” within the meaning of the federal securities laws. Statements that are not historical facts, including statements about AMC’s beliefs and expectations, are forward-looking statements. In many cases, these forward-looking statements may be identified by the use of words such as “will,” “may,” “could,” “would,” “should,” “believes,” “expects,” “anticipates,” “estimates,” “intends,” “indicates,” “projects,” “goals,” “objectives,” “targets,” “predicts,” “plans,” “seeks,” and variations of these words and similar expressions. Examples of forward-looking statements include statements we make regarding any potential offering, the impact of COVID-19, future attendance levels, the sufficiency of our cash flows, compliance with our debt covenants and our liquidity. Any forward-looking statement speaks only as of the date on which it is made. These forward-looking statements may include, among other things, statements related to AMC’s current expectations regarding the performance of its business, financial results, liquidity and capital resources, and the impact to its business and financial condition of, and measures being taken in response to, the COVID-19 virus, and are based on information available at the time the statements are made and/or management’s good faith belief as of that time with respect to future events, and are subject to risks, trends, uncertainties and other facts that could cause actual performance or results to differ materially from those expressed in or suggested by the forward-looking statements. These risks and uncertainties include, but are not limited to, the following: the risks and uncertainties relating to the sufficiency of our existing cash and cash equivalents and available borrowing capacity to comply with minimum liquidity and financial requirements under our debt covenants related to borrowings pursuant to our revolving credit facility, fund operations, and satisfy obligations including cash outflows for deferred rent and planned capital expenditures currently and through the next twelve months; the impact of the COVID-19 variant strains on us, the motion picture exhibition industry, and the economy in general, including our response to the COVID-19 variant strains related to suspension of operations at our theatres, personnel reductions and other cost-cutting measures and measures to maintain necessary liquidity and increases in expenses relating to precautionary measures at our facilities to protect the health and well-being of our customers and employees; the seasonality of our revenue and working capital, which are dependent upon the timing of motion picture releases by distributors, such releases being seasonal and resulting in higher attendance and revenues generally occurring during the summer months and the fourth quarter of our fiscal year; risks and uncertainties relating to our significant indebtedness, including our borrowings and our ability to meet our financial maintenance and other covenants; our ability to issue the Notes or completing the Redemption and Offering on favorable terms, if at all; shrinking exclusive theatrical release windows; certain covenants in the agreements that govern our indebtedness may limit our ability to take advantage of certain business opportunities and limit or restrict our ability to pay dividends; risks relating to impairment losses, including with respect to goodwill and other intangibles, and theatre and other closure charges; risks relating to motion picture production and performance; our lack of control over distributors of films; intense competition in the geographic areas in which we operate; increased use of alternative film delivery methods including premium video on demand or other forms of entertainment; general and international economic, political, regulatory, social and financial market conditions, inflation, and other risks, including the effects of the exit of the United Kingdom from the European Union; limitations on the availability of capital or poor financial results may prevent us from deploying strategic initiatives; our ability to refinance our indebtedness on terms favorable to us or at all; our ability to optimize our theatre circuit through new construction, the transformation of our existing theatres, and strategically closing underperforming theatres may be subject to delay and unanticipated costs; AMC Stubs® A-List may not meet anticipated revenue projections, which could result in a negative impact upon operating results; and the risk that we may not generate sufficient cash flows to repay our indebtedness, including the offering of notes contemplated hereby.

Additional factors, including developments related to COVID-19, that may cause results to differ materially from those described in the forward-looking statements are set forth under the caption “Risk Factors” and elsewhere in our most recent annual report on Form 10-K and quarterly report on Form 10-Q, as well as our other filings with the U.S. Securities and Exchange Commission (the “SEC”), copies of which may be obtained by visiting our Investor Relations website at investor.amctheatres.com or the SEC’s website at www.sec.gov.

You are cautioned not to place undue reliance on these forward looking statements, which speak only as of the date they are made. Forward looking statements should not be read as a guarantee of future performance or results and will not necessarily be accurate indications of the times at, or by, which such performance or results will be achieved. AMC does not intend, and undertakes no duty, to update any information contained herein to reflect future events or circumstances, except as required by applicable law.